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                                POWER OF ATTORNEY

    The undersigned does hereby appoint Edward B. Bloom, Kelly P. Conlin and Edward N. Gadsby, Jr., and each of them singly, with full power of substitution, as the true and lawful attorney of the undersigned, and authorizes and designates each of them acting singly to sign on behalf of the undersigned, and to file filings, agreements, documents and any amendments thereto made by or on behalf of the undersigned in respect of the beneficial ownership of equity securities held by the undersigned, directly, indirectly or beneficially, pursuant to Sections 13(d), 13(f), 13(g), 14(d) and 16 of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

    IN WITNESS WHEREOF, this power of attorney has been executed as of the 4th day of February, 2000 and shall remain in full force and effect until withdrawn by the undersigned in writing.

                                                /s/ Patrick J. McGovern
                                                --------------------------------
                                                Patrick J. McGovern

                                POWER OF ATTORNEY

    The undersigned does hereby appoint Kelly P. Conlin and Edward N. Gadsby, Jr., and each of them singly, with full power of substitution, as the true and lawful attorney of the undersigned, and authorizes and designates each of them acting singly to sign on behalf of the undersigned in the capacities indicated below, and to file filings, agreements, documents and any amendments thereto made by or on behalf of the undersigned in respect of the beneficial ownership of equity securities held, directly, indirectly or beneficially, by International Data Group, Inc., IDG Holdings, Inc. and IDG Enterprises, Inc., pursuant to Sections 13(d), 13(f), 13(g), 14(d) and 16 of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

    IN WITNESS WHEREOF, this power of attorney has been executed as of the 4th day of February, 2000 and shall remain in full force and effect until withdrawn by the undersigned in writing.


                                                /s/ Edward B. Bloom
                                                --------------------------------
                                                Edward B. Bloom
                                                Treasurer, IDG Enterprises, Inc.
                                                Treasurer, IDG Holdings, Inc.
                                                Vice President, International
                                                Data Group, Inc.

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